Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments, at fair value
Total investments	$ 500,230,701	$ 418,610,655
Receivables
Employer contributions	17,751,228	16,985,220
Notes receivable from participants	7,850,190	6,632,285
Participant contributions	0	750
Total receivables	25,601,418	23,618,255
Net assets available for benefits	$ 525,832,119	$ 442,228,910